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                                                                   EXHIBIT 10.71

[CLIFFORD CHANCE LOGO]                             LIMITED LIABILITY PARTNERSHIP

                                                                  EXECUTION COPY

                                 1 FEBRUARY 2006

                            LUCAS INDUSTRIES LIMITED
                                 as the Company

                                       and

                   THE LAW DEBENTURE TRUST CORPORATION P.L.C.
                                 as the Trustee

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                          FIRST SUPPLEMENTAL TRUST DEED
               in respect of the Trust Deed dated 10 January 1989
                 (as amended or supplemented from time to time)
                      relating to the creation and issue of
                               (pound)100,000,000
                        10 7/8 PER CENT. BONDS DUE 2020

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                                    CONTENTS

CLAUSE                                                                                                         PAGE
1.     Definitions.....................................................................................         1
2.     Amendments to the Principal Trust Deed..........................................................         1
3.     Principal Trust Deed............................................................................         2
4.     Counterparts....................................................................................         3
5.     Liability of Trustee............................................................................         3
6.     Governing Law...................................................................................         3
7.     Third Party Rights..............................................................................         3

Schedule 1  FORM OF EARLY REDEMPTION RESOLUTION........................................................         4

EXECUTION PAGE.........................................................................................         6

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THIS FIRST SUPPLEMENTAL TRUST DEED is made on 1 February 2006

BETWEEN:

(1) LUCAS INDUSTRIES LIMITED (registered in England and Wales with the number 00054802) whose registered office is at Stratford Road, Solihull B90 4AX, United Kingdom (the "COMPANY"); and

(2) THE LAW DEBENTURE TRUST CORPORATION P.L.C. (registered in England and Wales with the number 01675231, whose registered office is at Fifth Floor, 100 Wood Street, London EC2V 7EX, United Kingdom (the "TRUSTEE").

INTRODUCTION

(A) This Deed (the "FIRST SUPPLEMENTAL TRUST DEED") is supplemental to a trust deed dated 10 January 1989 and made between the Company and the Trustee (as amended and/or supplemented, the "PRINCIPAL TRUST DEED"), which constituted (pound)100,000,000 10 7/8 per cent. bonds of the Company due 2020 (the "BONDS").

(B) At a meeting of the holders of the Bonds (the "BONDHOLDERS") held on 1 February 2006 an Extraordinary Resolution, particulars of which are set out in Schedule 1 (Form of Early Redemption Resolution) to this First Supplemental Trust Deed, (the "EARLY REDEMPTION RESOLUTION") was passed by the requisite majority of the Bondholders which (amongst other things) authorised and instructed the Trustee to agree with the Company in making the modifications set out in the Early Redemption Resolution.

(C) In accordance with the authority and direction contained in the Early Redemption Resolution and with the authority afforded it under the terms of the Principal Trust Deed, the Trustee concurs in executing this First Supplemental Trust Deed.

THIS FIRST SUPPLEMENTAL TRUST DEED WITNESSES as follows:

1.    DEFINITIONS

1.1   DEFINED TERMS

      Unless otherwise defined in this First Supplemental Trust Deed or the context requires otherwise, words and expressions used in this First Supplemental Trust Deed have the meanings set out in the Principal Trust Deed.

1.2   PRINCIPLES OF INTERPRETATION

      Unless the context requires otherwise, the principles of interpretation set out in Clause 1 (Definitions) of the Principal Trust Deed shall apply to this First Supplemental Trust Deed.

2.    AMENDMENTS TO THE PRINCIPAL TRUST DEED

      The Trustee and the Company hereby agree to amend the Conditions of the Bonds set out in the Second Schedule (Form of Original Bond) to the Principal Trust Deed by:

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      (i)   the deletion of Condition 5(a) (Final Redemption) in its entirety and the insertion in its place of the following text:

            "(a) Final Redemption - Unless previously redeemed or purchased and cancelled as provided below, the Company shall redeem the Bonds at the Early Redemption Settlement Amount on the Settlement Date.

                  In this Condition 5(a) (Final Redemption), the following terms have the following meanings:

                  "BUSINESS DAY" means a day other than a Saturday or a Sunday or a public holiday, on which commercial banks are open for business in London and New York;

                  "EARLY REDEMPTION RESOLUTION" means the extraordinary resolution set out in the Notice of Meeting;

                  "EARLY REDEMPTION SETTLEMENT AMOUNT" means the Early Redemption Settlement Amount as defined in and calculated as set out in the Explanatory Memorandum;

                  "EXPLANATORY MEMORANDUM" means the memorandum dated 9 January 2006 made available to Bondholders as described in the Notice of Meeting;

                  "NOTICE OF MEETING" means the notice of meeting of Bondholders delivered to the Clearing Systems (as described in the Explanatory Memorandum) for distribution to Bondholders on 9 January 2006, relating to a meeting of Bondholders proposed to be held at the offices of Clifford Chance LLP, 10 Upper Bank Street, London E14 5JJ, United Kingdom, on 1 February 2006 at
                  11.00 a.m. (London time) to consider, and if thought fit, to pass the Early Redemption Resolution; and

                  "SETTLEMENT DATE" means the Business Day immediately following the date on which Bondholders resolve at a meeting of Bondholders (or any adjourned meeting) to assent to the modification of the Conditions of the Bonds in accordance with the Early Redemption Resolution proposed in the Notice of Meeting."; and

      (ii) the deletion in its entirety of Condition 5(b) (Redemption at the Option of the Company) and Condition 5(d) (Purchases) of the Conditions of the Bonds.

3.    PRINCIPAL TRUST DEED

      This First Supplemental Trust Deed is supplemental to the Principal Trust Deed and, subject to the amendments to be effected to the Principal Trust Deed pursuant to the terms of this First Supplemental Trust Deed, the Principal Trust Deed and the Bonds shall remain in full force and effect until the obligations set out in the Trust Deeds and the Bonds have been

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      discharged and the Principal Trust Deed and this First Supplemental Trust
      Deed shall be read and construed together as one deed.

4.    COUNTERPARTS

      This First Supplemental Trust Deed may be executed in counterparts (and, where applicable, in facsimile form) and the executed documents shall, from the date on which the Company and the Trustee have each executed a counterpart of this First Supplemental Trust Deed, be construed and have effect as though all such counterparts were one document executed by the Company and the Trustee.

5.    LIABILITY OF TRUSTEE

      The Trustee shall have no liability to any person for the Trustee's acts or omissions in connection with the amendments effected by this First Supplemental Trust Deed.

6.    GOVERNING LAW

      This First Supplemental Trust Deed is governed by English law.

7.    THIRD PARTY RIGHTS

      A person who is not party to this First Supplemental Trust Deed may not enforce any terms of this First Supplemental Trust Deed under the Contract (Rights of Third Parties) Act 1999, but this does not affect any right or remedy of any third party which exists or is available apart from that Act.

THE PARTIES have executed this First Supplemental Trust Deed as a deed and intend to deliver, and do deliver, this First Supplemental Trust Deed on the date stated at the beginning of this First Supplemental Trust Deed.

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                                   SCHEDULE 1
                       FORM OF EARLY REDEMPTION RESOLUTION

THE EXTRAORDINARY RESOLUTION is in the following terms.

IT IS RESOLVED THAT the holders of the (pound)100,000,000 10 7/8% bonds due 2020 (the "BONDS") of Lucas Industries Limited (the "Company") presently outstanding constituted by the Trust Deed dated 10 January 1989 (together with all further deeds expressed to be supplemental thereto, the "TRUST DEED") made between, among others, the Company and The Law Debenture Trust Corporation p.l.c. (the "TRUSTEE") as trustee for the holders of the Bonds (the "BONDHOLDERS") hereby:

(i) assent to the modification of the Terms and Conditions of the Bonds set out in the Second Schedule (Form of Original Bond) to the Trust Deed by the deletion of Condition 5(a) (Final Redemption) of the Conditions of the Bonds and the insertion in its place of the following text:

"(a) Final Redemption - Unless previously redeemed or purchased and cancelled as provided below, the Company shall redeem the Bonds at the Early Redemption Settlement Amount on the Settlement Date.

      In this Condition 5(a) (Final Redemption), the following terms have the following meanings:

      "BUSINESS DAY" means a day other than a Saturday or a Sunday or a public holiday, on which commercial banks are open for business in London and New York;

      "EARLY REDEMPTION RESOLUTION" means the extraordinary resolution set out in the Notice of Meeting;

      "EARLY REDEMPTION SETTLEMENT AMOUNT" means the Early Redemption Settlement Amount as defined in and calculated as set out in the Explanatory Memorandum;

      "EXPLANATORY MEMORANDUM" means the memorandum dated 9 January 2006 made available to Bondholders as described in the Notice of Meeting;

      "NOTICE OF MEETING" means the notice of meeting of Bondholders delivered to the Clearing Systems (as described in the Explanatory Memorandum) for distribution to Bondholders on 9 January 2006, relating to a meeting of Bondholders proposed to be held at the offices of Clifford Chance LLP, 10 Upper Bank Street, London E14 5JJ, United Kingdom, on 1 February 2006 at
      11.00 a.m. (London time) to consider, and if thought fit, to pass the Early Redemption Resolution; and

      "SETTLEMENT DATE" means the Business Day immediately following the date on which Bondholders resolve at a meeting of Bondholders (or any adjourned meeting) to assent to the modification of the Conditions of the Bonds in accordance with the Early Redemption Resolution proposed in the Notice of Meeting.";

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(ii)  assent to the modification of the Terms and Conditions of the Bonds set out in the Second Schedule (Form of Original Bond and Original Coupon) to the Trust Deed by the deletion in its entirety of Condition 5(b) (Redemption at the Option of the Company) and Condition 5(d) (Purchases) of the Conditions of the Bonds;

(iii) sanction every abrogation, modification, compromise or arrangement in respect of the rights of the Bondholders relating to the Bonds against the Company, whether or not such rights arise under the Trust Deed, involved in or resulting from or to be effected by, the modifications referred to in paragraphs (i), (ii) and (iv) of this extraordinary resolution and their implementation;

(iv) authorise, direct, request and empower the Trustee to concur in the modifications referred to in paragraphs (i) and (ii) of this extraordinary resolution and, in order to give effect thereto and to implement the same, forthwith to execute a supplemental trust deed (the "FIRST SUPPLEMENTAL TRUST DEED") in substantially the form made available to Bondholders and initialled for the purposes of identification by the Chairman of the meeting of Bondholders and to concur in, and to execute and do, all such other deeds, instruments, acts and things as may be necessary or appropriate to carry out and give effect to this extraordinary resolution and the implementation of the modifications referred to in paragraphs (i) and (ii) of this extraordinary resolution; and

(v) discharge and exonerate the Trustee from all liability for which it may have become or may become responsible under the Trust Deed or the Bonds in respect of any act or omission in connection with this extraordinary resolution or its implementation.

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                                 EXECUTION PAGE

THE COMPANY
THE COMMON SEAL OF                                           )
LUCAS INDUSTRIES LIMITED                                     )
was affixed in the presence of:                              )

      /s/
---------------------------------------------
Director

      /s/
---------------------------------------------
Director/Secretary

THE TRUSTEE
THE COMMON SEAL OF                                           )
THE LAW DEBENTURE TRUST                                      )
CORPORATION P.L.C. was                                       )
affixed in the presence of:                                  )

      /s/
---------------------------------------------
Authorised Signatory

      /s/
---------------------------------------------
Director